 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): May 24, 2023

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (the “Company”) was held on Wednesday, May 24, 2023. The following matters were submitted to a vote by the stockholders: (1) election of nine nominees to serve as members of the Board of Directors until the 2024 Annual Meeting of Stockholders, (2) approval of the 2023 Omnibus Incentive Compensation Plan, (3) approval of the 2023 Employee Share Purchase Plan, (4) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (5) non-binding advisory vote on the frequency of votes to approve the compensation of the Company’s named executive officers, (6) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2023, and (7) vote on the stockholder proposal regarding requiring an independent Board chair.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	AGAINST	ABSTAIN
Carla J. Bailo	45,382,063	534,994	26,002
John F. Ferraro	45,368,401	547,593	27,065
Thomas R. Greco	45,493,498	419,321	30,240
Joan M. Hilson	45,702,034	214,148	26,877
Jeffrey J. Jones II	42,295,471	3,620,288	27,300
Eugene I. Lee, Jr.	44,386,764	1,335,452	220,843
Douglas A. Pertz	45,125,348	790,229	27,482
Sherice R. Torres	45,498,115	418,323	26,621
Arthur L. Valdez Jr.	45,710,595	205,516	26,948

There were 4,854,930 broker non-votes recorded for each nominee.

The 2023 Omnibus Incentive Compensation Plan was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,989,962	1,919,774	33,323	4,854,930

The 2023 Employee Share Purchase Plan was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,751,592	166,358	25,109	4,854,930

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
41,764,021	4,101,396	77,642	4,854,930

The vote for frequency of future votes on the compensation of the named executive officers was as follows on a non-binding, advisory basis:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
44,759,972	18,461	1,135,711	28,915	4,854,930

With this stockholder vote, the Board has determined to hold a non-binding advisory vote on executive compensation on an annual basis.

Stockholders ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2023. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
48,085,665	2,690,861	21,463

A majority of the Company’s outstanding shares were cast against the vote to approve the stockholder proposal regarding requiring an independent Chair of the Board.

The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,757,411	37,141,397	44,251	4,854,930

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 30, 2023	/s/ William J. Pellicciotti Jr.
William J. Pellicciotti Jr.
Senior Vice President, Controller and Chief Accounting Officer